UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 22, 2021

ESSA Pharma Inc.

(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation)	001-37410 (Commission File Number)	47-2569713 (IRS Employer Identification No.)

Suite 720, 999 West Broadway, Vancouver, British Columbia, Canada (Address of principal executive offices)	V5Z 1K5 (Zip Code)

Registrant’s telephone number, including area code: (778) 331-0962

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	EPIX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On February 22, 2021, ESSA Pharma Inc. (the “Company”) closed the offering of 4,830,918 common shares of the Company (“Common Shares”).

In connection with the offering, on February 17, 2021, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Jefferies LLC and Piper Sandler & Co., on behalf of the several underwriters named therein the (“Underwriters”), whereby the Underwriters agreed to purchase 4,830,918 Common Shares from the Company, which resulted in approximately $130 million of gross proceeds.

The proceeds of the offering will be used to fund clinical activities, chemistry, manufacturing and controls, and research and development, as well as working capital and general corporate purposes. Clinical activities include supporting multiple combination studies with EPI-7386 and anti-androgens, a Phase 2 clinical study, and preparatory work on a Phase 3 confirmatory study.

The Underwriting Agreement contains representations, warranties and covenants customary in agreements of this type. The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the complete text of the Underwriting Agreement, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K.

The offering and sale of the Common Shares was made pursuant to a prospectus supplement dated February 17, 2021, to the prospectus dated December 29, 2020 that was filed as part of the Company’s registration statement on Form S-3 (File No. 333-250971) under the Securities Act of 1933, as amended. In connection with the offering, the legal opinion as to the validity of the Common Shares is being filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 17, 2021
5.1	Legal Opinion of Blake, Cassels & Graydon LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESSA PHARMA INC.
(Registrant)

Date: February 22, 2021

By:	/s/ David Wood
	Name:	David Wood
	Title:	Chief Financial Officer